Exhibit 99.1

Asta Funding, Inc. Announces Receipt of Nasdaq Non-Compliance Letter

Englewood Cliffs, NJ (February 22, 2018) — Asta Funding, Inc. (NASDAQ: ASFI) (“Asta” or the “Company”) announced today that on February 16, 2018, it received a Delinquency Compliance Plan Alert Letter (the “Letter”) from Nasdaq (“Nasdaq”) stating that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1), because it has not timely filed its Form 10-Q for the quarter ended December 31, 2017, and because the Company remains delinquent in filing its Annual Report on Form 10-K (“Form 10-K”) for the year ended September 30, 2017 (the "Initial Delinquent Filing"), the Company does not comply with the Listing Rules (the "Rules") for continued listing.

In the Letter, Nasdaq indicated that the Company has until March 19, 2018 to submit a plan to regain compliance, if granted, will be limited to a maximum of 180 calendar days from the due date of the Initial Delinquent Filing, or July 16 2018.  The Company will file a plan to regain compliance with the Nasdaq prior to the March 19, 2018 due date, and expects that it will fully regain compliance with the Nasdaq continued listing requirements upon the filing of the Form 10-K and Form 10-Q, which the Company will file as soon as reasonably practicable.

 About Asta Funding, Inc.

Asta Funding, Inc. (NASDAQ:ASFI), headquartered in Englewood Cliffs, New Jersey, is a diversified financial services company that assists consumers and serves investors through the strategic management of three complementary business segments: Personal Injury Claims, Consumer Debt and Disability Advocacy. Founded in 1994 as a sub-prime auto lender, Asta now manages business units that include funding of personal injury claims through its wholly owned subsidiary, Simia Capital, LLC; acquiring and managing international distressed consumer receivables through its wholly owned subsidiary, Palisades Acquisitions LLC; and benefits advocacy through its wholly owned subsidiary, GAR Disability Advocates, LLC. For additional information, please visit our website at http://www.astafunding.com.

Cautionary Note Regarding Forward-Looking Statements

All statements in this news release other than statements of historical facts, including without limitation, statements regarding our future financial position, business strategy, budgets, projected revenues, projected costs, and plans and objectives of management for future operations, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expects," "intends," "plans," "projects," "estimates," "anticipates," or "believes" or the negative thereof, or any variation thereon, or similar terminology or expressions. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Important factors which could materially affect our results and our future performance include, without limitation, our ability to purchase defaulted consumer receivables at appropriate prices, changes in government regulations that affect our ability to collect sufficient amounts on our defaulted consumer receivables, our ability to employ and retain qualified employees, changes in the credit or capital markets, changes in interest rates, deterioration in economic conditions, negative press regarding the debt collection industry which may have a negative impact on a debtor's willingness to pay the debt we acquire, and statements of assumption underlying any of the foregoing, as well as other factors set forth under "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended September 30, 2016, and other filings with the U.S. Securities and Exchange Commission (the “SEC”). All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the foregoing. Except as required by law, we assume no duty to update or revise any forward-looking statements.